UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 3, 2020

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street, Suite 110

Escondido, California 92029

(760) 745-9883

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	OSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 3, 2020, One Stop Systems, Inc., a Delaware corporation (the “Company”), held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). Due to the extraordinary circumstances arising from the Novel Coronavirus (“COVID-19”) pandemic, the meeting was held virtually via the Internet. The 2020 Annual Meeting was initially convened as noticed on May 20, 2020 but was adjourned without conducting formal business due to a lack of quorum and re-convened on June 3, 2020.

At the close of business on March 23, 2020, the record date for the 2020 Annual Meeting, there were 16,476,661 shares of common stock issued and outstanding, which constituted all of the outstanding capital stock of the Company. At the 2020 Annual Meeting, 8,656,058 of the 16,476,661 outstanding shares of common stock entitled to vote, or approximately 52.54%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

The proposals voted on at the 2020 Annual Meeting are more fully described in the Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 1, 2020.

The final voting results on the proposals presented for stockholder approval at the 2020 Annual Meeting were as follows:

Proposal 1

The Company’s stockholders elected four directors, each to serve until the Company’s next Annual Meeting of Stockholders, and until their successor is duly elected and qualified, as follows:

NAME	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Kenneth Potashner	6,398,626	0	733,157	1,524,275
Kimberly Sentovich	6,748,942	0	382,841	1,524,275
David Raun	6,926,729	0	205,054	1,524,275
Jack Harrison	6,408,943	0	722,840	1,524,275

Proposal 2

The Company’s stockholders ratified the selection of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as follows:

FOR	AGAINST	ABSTAIN
8,532,281	19,183	104,594

Proposal 3

To the extent required by Nasdaq Listing Rule 5635, the Company’s stockholders approved the issuance of shares of common stock of the Company upon conversion or exercise or otherwise pursuant to the terms of the senior secured convertible notes (the “Notes”) issued to institutional investors pursuant to a securities purchase agreement dated April 20, 2020 (the “Note Financing Proposal”), as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,700,957	1,266,248	164,578	1,524,275

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: June 4, 2020	By:	/s/ David Raun
David Raun
Interim Chief Executive Officer